Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Asyst Technologies, Inc.	Case No. 09-43246 RN 11

CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jan-l0	PETITION DATE: 04/20/09

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in USD, thousands	X

	End of Current	End of Prior	As of Petition
	Month	Month	Filing[1]
2. Asset and Liability Structure
a. Current Assets	$17,599	$18,064	$22,392

b. Total Assets	$17,652	$18,117	$88,342

c. Current Liabilities	$9,384	$9,384	$22,773

d. Total Liabilities	$9,384	$9,384	$30,654

				Cumulative
	Current Month		Prior Month	(Case to Date)
3. Statement of Cash Receipts & Disbursements for Month
a. Total Receipts	$147		$236	$35,485

b. Total Disbursements	$535	2)	$400	$21,523

c. Excess (Deficiency) of Receipts Over Disbursements (a – b)	$(389)		$(164)	$13,962

d. Cash Balance Beginning of Month	$17,477		$17,641	$3,126

e. Cash Balance End of Month (c + d)	$17,088		$17,477	$17,088

			Cumulative
	Current Month	Prior Month	(Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(465)	$(145)	$(49,420)

5. Account Receivables (Pre and Post Petition)	$138	$138

6. Post-Petition Liabilities	$168	$168

7. Past Due Post-Petition Account Payables (over 30 days)	$168	$168

At the end of this reporting month:	Yes		No
8. Have any payments been made on pre-petition debt, other than payments in the normal			X

course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X	2)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?	X	2)

11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X	3)

12. Is the estate insured for replacement cost of assets and for general liability?	X

13. Are a plan and disclosure statement on file?			X

14. Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes ____ ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X . 4)
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Footnotes:

1)	Financial information as of April 20, 2009 (the “Petition Date”) was obtained from the Debtor’s internal trial balance and the Schedules of Assets and Liabilities and subsequent amendments filed with the court. Financial information for the end of prior month and end of current month was also obtained from the Debtor’s internal trial balance prepared on a US GAAP accrual basis save for cash balances unless where noted. Additionally, during the month of August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, changes in the Company’s income and expense accounts and the related assets and liabilities attributable to GAAP based accruals and accounting were not presented for the current month’s operations and will not be presented going forward.

2)	During January 2010, payments of approximately $366K were issued to professionals pursuant to the Order Establishing Procedures for Interim Compensation and Reimbursement of Expense of Professionals (“Interim Compensation Order”).

3)	Post-petition compensation and expense reimbursements have been made to current officers of the Company in the ordinary course of the Company’s business.

4)	No post-petition taxes were due as of January 31, 2010. Tax returns will be prepared in due course. Any required extension of time has been obtained from the applicable taxing authority.
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 2/17/2010	/s/ Paula C. LuPriore
Paula C. LuPriore, Executive Vice President, COO and CRO

ASYST TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

	From	From	From	From	From	From	From	From	From	From	From
	4/21/09 to	5/1/09 to	6/1/09 to	7/1/09 to	8/1/09 to	9/1/09 to	10/1/09 to	11/1/09 to	12/1/09 to	1/1/10 to	4/21/09 to
In USD	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09[1]	9/30/09[1,2]	10/31/09[1]	11/30/09[1]	12/31/09[1]	1/31/10[1]	1/31/10[1]
3rd Party Sales	381,906	1,861,781	2,020,601	1,754,840	1,832,523	—	—	—	—	—	7,851,651
Cash Discount	(874)	(570)	(1,763)	—	(192)	—	—	—	—	—	(3,399)
Change In SAB 101 Defer Rev — Inc/(Exp)	60,514	358,004	178,712	133,468	58,604	—	—	—	—	—	789,302

Total External Revenue	441,546	2,219,216	2,197,550	1,888,308	1,890,935	—	—	—	—	—	8,637,555
Subsidiary Sales	(32,165)	(21,411)	65,954	(446)	847	—	—	—	—	—	12,780

Total Business Unit Generated Sales	409,381	2,197,805	2,263,504	1,887,862	1,891,783	—	—	—	—	—	8,650,335

COGS — Material Unburdened	28,393	439,653	383,498	397,154	543,441	—	—	—	—	—	1,792,139
COGS — Warranty	5,692	50,256	(48,188)	1,802	1,471	—	—	—	—	—	11,033
COGS — Installation	—	—	62,553	14,927	—	—	—	—	—	—	77,480
COGS — PPV Variance	0	—	(16,053)	28,707	54,479	—	—	—	—	—	67,133
COGS — WIP Variance	—	(1,866)	(4,493)	(973)	(10,518)	—	—	—	—	—	(17,850)
COGS — Service L&OH(Absorbed)	179,350	315,193	327,272	307,886	36,701	—	—	—	—	—	1,166,402
COGS — Service L&OH(Over/Under Absorbed)	60,156	140,159	154,944	227,958	140,356	—	—	—	—	—	723,573
COGS — Other Costs of Goods	8,794	26,383	25,379	27,611	21,461	—	—	—	—	—	109,628
COGS — Inventory Revalue	—	—	(56,410)	—	(3,234)	—	—	—	—	—	(59,644)
COGS — Freight	—	11,812	4,783	12,952	(1,935)	—	—	—	—	—	27,613
COGS — Inventory Carrying Cost	—	—	196,037	—	—	—	—	—	—	—	196,037
COGS — Inventory E&O	6,180	27,587	24,978	21,682	17,135	—	—	—	—	—	97,563
COGS — Cycle Count	—		—	—	15,444	—	—	—	—	—	15,444

Total 3rd Party COGS	288,566	1,009,178	1,054,301	1,039,706	814,800	—	—	—	—	—	4,206,551
Subsidiary COGS	—	5,203	64,993	16,708	16,511	—	—	—	—	—	103,414

Sub Total COGS	288,566	1,014,380	1,119,294	1,056,414	831,311	—	—	—	—	—	4,309,965
Base Labor	23,278	54,315	31,286	41,077	37,505	1,786	—	—	—	—	189,247
Fringe Benefits	6,460	17,797	15,993	11,843	13,195	2,324	—	—	—	—	67,613
Bonus/Commission/Overtime	—	—	(5,000)	—	—	—	—	—	—	—	(5,000)
Project Material	—	—	—	—	325	—	—	—	—	—	325
Outside Services	—	22,884	(1,428)	8,573	5,371	—	—	—	—	—	35,399
Employee Costs	—	(2,651)	—	—	—	—	—	—	—	—	(2,651)
Other Variable	—	5,464	(4,513)	(672)	(275)	—	—	—	—	—	4
I/S/Telecom	4,114	6,503	16,969	7,927	1,246	—	—	—	—	—	36,760
Facilities Expenses	7,600	27,193	23,311	17,114	26,639	—	—	—	—	—	101,858
Depreciation	3,046	9,139	8,920	8,920	8,920	—	—	—	—	—	38,946
Other Fixed Expenses	—	2,651	(2,651)	—	—	—	—	—	—	—	—

MFG Spending	44,499	143,295	82,888	94,782	92,927	4,110	—	—	—	—	462,501
Total Cost of Goods Sold	333,065	1,157,675	1,202,182	1,151,196	924,239	4,110	—	—	—	—	4,772,467

Gross Profit	76,317	1,040,130	1,061,321	736,666	967,544	(4,110)	—	—	—	—	3,877,868

Gross Margin%	19%	47%	47%	39%	51%	0%	0%	0%	0%	0%	45%

Base Labor	406,998	957,370	1,048,536	1,092,927	767,555	34,913	—	—	—	—	4,308,299
Fringe Benefits	142,425	340,899	496,839	327,556	369,680	81,155	29,113	9,624	5,793	1,944	1,805,028
Temporary Labor & Consulting	—	6,370	55,279	68,754	50,765	32,473	287,939	130,704	67,171	171,790	871,245
Bonus/Commission/Overtime	—	72,787	144,070	133,897	995	5,144	—	—	—	—	356,893
Project Material	—	16,488	24,561	14,089	(17,034)	499	—	—	—	—	38,603
Outside Services	—	88,227	252,611	199,661	108,022	45,656	6,099	15,061	437	16,738	732,512
Expenses Equipment/R&M	—	15,706	16,152	33,892	(46,612)	—	—	—	—	—	19,138
Travel & Entertainment	—	11,291	8,723	(52,734)	16,954	1,567	—	—	—	8,000	(6,199)
Employee Costs	—	3,951	12,220	22,851	458	(7,504)	—	—	—	—	31,976
Advertising/Promotion/Trade Shows	—	9,870	—	9,087	(7,795)	—	—	—	—	—	11,162
Professional Fees	165,000	803,400	1,561,961	1,151,616	1,953,447	—	566,829	242,367	301,022	300,858	7,046,500
Software Purchases (Expensed)	—	27,611	32,262	47,330	(74,331)	—	—	—	—	—	32,871
Other Variable	4,000	37,449	61,614	74,777	52,578	65,205	105,687	60,128	8,785	6,588	476,812
I/S/Telecom	3,219	49,553	134,245	36,668	64,009	—	27,136	5,907	12,045	5,370	338,151
Facilities Expenses	49,424	193,540	152,634	86,383	380,931	14,883	47,797	10,660	3,970	(46,701)	893,521
Depreciation	83,606	247,382	244,102	220,384	182,786	—	—	—	—	—	978,260
Other Fixed Expenses	(19,932)	(55,571)	68,564	8,600	—	—	5,491	—	—	—	7,152
Service L&OH — Subsidiary Warranty recovery	—	(97,623)	(102,818)	(104,204)	(62,541)	—	—	—	—	—	(367,186)
Service L&OH — Absorbed to COGS	(152,172)	(314,182)	(327,272)	(306,704)	(36,701)	—	—	—	—	—	(1,137,031)
Service L&OH — Over/Under Absorbed	(99,942)	(99,614)	(154,944)	(227,958)	(140,356)	—	—	—	—	—	(722,814)
Service L&OH — Charged to WIP	—	(29,387)	(31,879)	(56,285)	(24,508)	—	—	—	—	—	(142,059)

Operating Expenses	582,626	2,285,515	3,697,460	2,780,588	3,538,301	273,990	1,076,091	474,452	399,224	464,587	15,572,834
Income (Loss) After Overhead	(506,310)	(1,245,385)	(2,636,139)	(2,043,922)	(2,570,757)	(278,100)	(1,076,091)	(474,452)	(399,224)	(464,587)	(11,694,966)
Restructuring	—	—	—	(26,000)	—	—	—	—	—	—	(26,000)
Total Operating Expenses	582,626	2,285,515	(2,636,139)	(2,017,922)	(2,570,757)	(278,100)	(1,076,091)	(474,452)	(399,224)	(464,587)	15,546,834

Operating Income (Loss)	(506,310)	(1,245,385)	(2,636,139)	(2,017,922)	(2,570,757)	(278,100)	(1,076,091)	(474,452)	(399,224)	(464,587)	(11,668,966)

Other Expense/(Income)	—	2,481	(40,125)	(234,859)	(53,103)	(18,425)	(226,824)	(50,266)	(249,869)	2,333	(868,657)
Gain from asset sale to Murata					(2,059,820)	—	—	—	—	—	(2,059,820)
Loss from asset sale to Peer					429,695	57,843	—	—	—	—	487,538
Loss from asset sale to Crossing					4,723,407	—	—	—	—	—	4,723,407
Loss on Liquidation					35,816,259	—	—	—	—	—	35,816,259
Transactional FX Losses/(Gains)	—	(10,664)	1,153	(2,164)	(12,532)	—	—	—	—	—	(24,207)
Losses/(Gains) On Disposal Of Assets	—	—	—	(77,029)	1	—	—	—	—	—	(77,028)

Total Other (Income) & Expenses	—	(8,183)	(38,971)	(314,052)	38,843,906	39,418	(226,824)	(50,266)	(249,869)	2,333	37,997,492

Loss Before Interest & Taxes	(506,310)	(1,237,202)	(2,597,167)	(1,703,870)	(41,414,663)	(317,518)	(849,267)	(424,186)	(149,356)	(466,920)	(49,666,458)

Third Party Interest (Income)	—	(181)	(1,098)	(78)	(69)	—	—	—	(3,893)	(2,076)	(7,395)
Third Party Interest Expense	—	—	—	63	1	—	—	—	—	—	63
Subsidiary Interest Expense (Income)	(17,435)	(51,783)	(53,995)	(9,122)	—	—	—	—	—	—	(132,335)

Net Interest Expense/(Income)	(17,435)	(51,964)	(55,093)	(9,137)	(68)	—	—	—	(3,893)	(2,076)	(139,667)

Income (Loss) before & Taxes	(488,874)	(1,185,238)	(2,542,074)	(1,694,733)	(41,414,595)	(317,518)	(849,267)	(424,186)	(145,463)	(464,844)	(49,526,791)

Corporate Income Tax[3]	—	—	—	—	(106,970)	—	—	—	—	—	(106,970)

Net Income/(Loss)	(488,874)	(1,185,238)	(2,542,074)	(1,694,733)	(41,307,625)	(317,518)	(849,267)	(424,186)	(145,463)	(464,844)	(49,419,821)

Footnotes:

1)	During the month of August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, changes in the Company’s income and expense accounts and the related assets and liabilities attributable to GAAP based accruals and accounting were not presented for the current month’s operations and will not be presented going forward.

2)	During September 2009, the Company’s operations ceased as it concluded the asset purchase agreements with Murata, Crossing, and PEER.

3)	Corporate tax accounts have not been finalized and are subject to change.

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]	7/31/2009[1]	8/31/2009[2]	9/30/2009[3]	10/31/2009[3]	11/30/2009[3]	12/31/2009[3]	1/31/2010[3]
ASSETS:
Cash And Equivalents — Unrestricted [3]	3,038,152	7,564,303	7,576,828	9,119,594	13,350,518	19,244,238	18,055,967	17,318,989	17,077,647	16,700,569

Cash and Short Term Investments	3,038,152	7,564,303	7,576,828	9,119,594	13,350,518	19,244,238	18,055,967	17,318,989	17,077,647	16,700,569

Trade Accounts Receivables	3,925,902	2,464,761	2,519,599	2,682,434	137,888	137,888	137,888	137,888	137,888	137,888
Allowance For Doubtful Debts	(945,223)	(945,223)	(944,873)	(969,807)	—	—	—	—	—	—

Net Trade Receivables	2,980,679	1,519,537	1,574,725	1,712,627	137,888	137,888	137,888	137,888	137,888	137,888

Receivables From Employees	7,500	6,575	28,069	27,141	—	—	—	—	—	—
Other Non Trade Receivables	788,284	788,284	788,284	788,284	7,329,414	846,756	760,730	760,730	760,730	760,730

Net Non-Trade Receivables	795,784	794,859	816,354	815,426	7,329,414	846,756	760,730	760,730	760,730	760,730
Accounts Receivable, Net	3,776,463	2,314,397	2,391,079	2,528,053	7,467,302	984,643	898,618	898,618	898,618	898,618
Receivable/(Payable) from Subsidiaries	10,765,948	9,084,570	9,511,912	9,041,631	0	0	0	—	—	0

Raw Materials	2,932,312	2,935,678	3,029,689	3,061,760	—	—	—	—	—	—
Inventory Reserve	(4,825,161)	(4,839,758)	(4,890,111)	(4,898,221)	—	—	—	—	—	—
Work-in-Progress	102,583	110,880	130,602	101,375	—	—	—	—	—	—
Finished Goods	278,324	321,748	386,409	423,520	0	0	0	0	0	0
Parts	4,856,632	4,570,705	4,349,133	4,269,624	—	—	—	—	—	—
Other Work-in-Progress	31,019	93,645	139,302	710,175	—	—	—	—	—	—

Total Inventory	3,375,709	3,192,898	3,145,024	3,668,234	0	0	0	0	0	0

Deferred Tax Asset[4]	(2,165)	(2,165)	(2,165)	(2,165)	—	—	—	—	—	—
Income tax receivable					87,767	87,767	87,767	87,767	87,767	—
Prepaid Expenses	1,437,700	1,194,651	2,531,038	2,249,787	301,731	319,655	48,331	(0)	(0)	(0)

Total Current Assets	22,391,807	23,348,654	25,153,717	26,605,133	21,207,318	20,636,304	19,090,682	18,305,373	18,064,032	17,599,187

Leasehold Improvements	7,340,030	7,340,030	7,340,030	7,340,030	—	—	—	—	—	—
Machinery & Equipment	9,080,778	9,084,747	9,084,747	9,020,443	—	—	—	—	—	—
Office Equipment, Furniture & Fixtures	13,136,711	13,136,711	13,136,711	13,136,711	—	—	—	—	—	—

Total Gross PP&E	29,557,519	29,561,488	29,561,488	29,497,183	—	—	—	—	—	—

Accum Depreciation — Leasehold Improve	3,304,983	3,426,672	3,517,938	3,609,205	—	—	—	—	—	—
Accum Depreciation — Machinery & Equip	6,484,537	6,628,080	6,733,125	6,772,574	—	—	—	—	—	—
Accum Depreciation — Off Equip Furn Fix	11,561,686	11,639,627	11,696,339	11,733,493	—	—	—	—	—	—

Total Accumulated Depreciation	21,351,206	21,694,379	21,947,402	22,115,272	—	—	—	—	—	—
Net PP&E	8,206,313	7,867,109	7,614,086	7,381,911	—	—	—	—	—	—

Gross Goodwill	7,061,892	7,061,892	7,061,892	7,061,892	—	—	—	—	—	—
Accum Amortization — Goodwill	(3,664,064)	(3,664,064)	(3,664,064)	(3,664,064)	—	—	—	—	—	—

Net Goodwill	3,397,828	3,397,828	3,397,828	3,397,828	—	—	—	—	—	—

Gross Licenses/Patents	5,251,830	5,251,830	5,251,830	5,251,830	—	—	—	—	—	—
Accum Amortization — Licenses/Patents	(4,509,133)	(4,544,309)	(4,570,692)	(4,597,075)	—	—	—	—	—	—

Net Licenses/Patents	742,697	707,520	681,138	654,755	—	—	—	—	—	—

Gross Developed Technology	11,832,181	11,832,181	11,832,181	11,832,181	—	—	—	—	—	—
Accum Amortization — Develop Technology	(11,832,181)	(11,832,181)	(11,832,181)	(11,832,181)	—	—	—	—	—	—

Net Developed Technology	(0)	(0)	(0)	(0)	—	—	—	—	—	—

Gross Customer Base	9,013,591	9,013,591	9,013,591	9,013,591	—	—	—	—	—	—
Accum Amortization — Customer Base	(9,013,591)	(9,013,591)	(9,013,591)	(9,013,591)	—	—	—	—	—	—

Net Customer Base	(0)	(0)	(0)	(0)	—	—	—	—	—	—
Gross Trademarks	3,295,000	3,295,000	3,295,000	3,295,000	—	—	—	—	—	—
Accum Amortization — Trademarks	(3,295,000)	(3,295,000)	(3,295,000)	(3,295,000)	—	—	—	—	—	—

Net Trademarks	—	—	—	—	—	—	—	—	—	—
Intangibles Net	742,697	707,520	681,137	654,755	—	—	—	—	—	—

Investments In Subsidiary	27,779,498	27,779,498	27,779,498	27,834,280	52,817	52,817	52,817	52,817	52,817	52,817
Loan receivable from Subsidiary — Long Term	25,700,000	25,700,000	25,700,000	25,700,000	—	—	—	—	—	—
LT Deferred Tax Assets[4]	1	1	1	1	—	—	—	—	—	—
Other Long Term Assets	123,630	123,630	123,630	123,630	17,817	—	—	—	—	—

Other Assets, Net	53,603,129	53,603,129	53,603,129	53,657,911	70,634	52,817	52,817	52,817	52,817	52,817

Long Term Assets	65,949,967	65,575,585	65,296,180	65,092,405	70,634	52,817	52,817	52,817	52,817	52,817

Total Assets	88,341,774	88,924,240	90,449,897	91,697,538	21,277,953	20,689,121	19,143,499	18,358,190	18,116,849	17,652,004

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]	7/31/2009[1]	8/31/2009[2]	9/30/2009[3]	10/31/2009[3]	11/30/2009[3]	12/31/2009[3]	1/31/2010[3]
LIABILITIES:

Accounts Payable — Pre[5]	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034
Accounts Payable — Pre[5]	—	257,852	257,852	257,852	257,852	257,852	257,852	257,852	257,852	257,852
Accounts Payable — Post	—	108,719	101,028	1,189,932	1,134,454	823,769	243,217	243,217	168,217	168,217

Current Trade Payables	5,369,034	5,735,605	5,727,914	6,816,818	6,761,340	6,450,655	5,870,103	5,870,103	5,795,103	5,795,103

Other Taxes & Dues Payable[4]	71,245	86,512	105,083	89,657	87,516	87,516	—	—	—	—
Corporate Income Tax Payable[4]	19,098	17,048	16,501	16,501	—	—	—	—	—	—

Current Taxes Payables	90,343	103,560	121,584	106,158	87,516	87,516	—	—	—	—

Current Employee Compensation Accrual	3,214,023	2,212,111	2,271,553	2,582,676	12,686	222,993	—	50,163	29,285	29,285
Current Installation & Warranty Reserve	1,166,729	1,040,726	876,101	749,809	—	—	—	—	—	—
Current Severance & Restructuring Reserve	144,866	26,000	26,000	—	—	—	—	—	—	—

Total Accrued Liabilities	4,525,619	3,278,837	3,173,654	3,332,485	12,686	222,993	—	50,163	29,285	29,285

Deferred Revenue (SAB)	2,545,849	2,284,643	2,185,607	2,089,110	—	—	—	—	—	—
Deferred Revenue (Install)	378,722	568,083	1,910,384	1,910,384	—	—	—	—	—	—
Deferred Revenue	457,570	336,869	271,798	379,546	—	—	—	—	—	—

Deferred Revenue	3,382,142	3,189,596	4,367,790	4,379,041	—	—	—	—	—	—

Loan Payable — Short Term	4,000,000	4,000,000	4,000,000	4,000,000	—	—	—	—	—	—
Customer Deposits — Pre	128,090	128,090	128,090	128,090	128,090	128,090	128,090	128,090	128,090	128,090
Customer Deposits — Post	—	1,813,282	3,454,335	5,187,763	—	503,871	698,578	287,291	287,291	287,291
Other Supplier Liabilities — Pre[6]	850,565	850,565	850,565	850,565	850,565	850,565	850,565	850,565	850,565	850,565
Other Settlement Liabilities — Pre	189,201	189,201	189,201	189,201	189,201	189,201	189,201	189,201	189,201	189,201
Other Accrued Liabilities	4,237,909	5,819,025	7,221,069	7,245,165	2,779,628	2,104,821	2,104,821	2,104,821	2,104,821	2,104,821

Total Other Current Liabilities	9,405,765	12,800,162	15,843,260	17,600,784	3,947,484	3,776,548	3,971,255	3,559,968	3,559,968	3,559,968

Total Current Liabilities	22,772,902	25,107,760	29,234,201	32,235,286	10,809,026	10,537,712	9,841,357	9,480,234	9,384,355	9,384,355

Other Accrued Long Term Liabilities	1,914,416	1,836,136	1,777,426	1,718,716	—	—	—	—	—	—
Loan Payable — Long Term	5,966,985	5,966,985	5,966,985	5,966,985	—	—	—	—	—	—

Total Liabilities	30,654,303	32,910,881	36,978,612	39,920,987	10,809,026	10,537,712	9,841,357	9,480,234	9,384,355	9,384,355

Common Stock (Share Capital)	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714
Additional Paid In Capital	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974

Total Common Stock and APIC	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688

Prior Year Retained Earnings	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)
Cumulative Effect of Change in Accounting Principle	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)
Retained Earnings/(Deficit) — Pre-petition	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)
Retained Earnings/(Deficit) — Post-petition	—	(1,674,112)	(4,216,186)	(5,910,919)	(47,218,544)	(47,536,062)	(48,385,329)	(48,809,514)	(48,954,977)	(49,419,821)

Total retained earnings	(415,865,777)	(417,539,890)	(420,081,963)	(421,776,696)	(463,084,321)	(463,401,839)	(464,251,106)	(464,675,292)	(464,820,755)	(465,285,599)

Other comprehensive Loss	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)

Total Equity	57,687,471	56,013,359	53,471,285	51,776,552	10,468,927	10,151,409	9,302,142	8,877,956	8,732,493	8,267,649

Total Liability & Equity	88,341,774	88,924,240	90,449,897	91,697,538	21,277,953	20,689,121	19,143,499	18,358,190	18,116,849	17,652,004

Footnotes:

1)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s internal trial balances for period after April 20, 2009 and are labeled “post”. GAAP assets and liabilities were included in the MOR balance sheet for presentation and consistency purposes.

2)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s internal trial balances for period after April 20, 2009 and are labeled “post”. During August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, changes in income and expense accounts and the related assets and liabilities attributable to GAAP based accruals and accounting were not presented for the current month’s operations and will not be presented going forward.

3)	Cash and equivalents is reported per book basis net of checks and deposits in transit not reflected on the cash basis otherwise reported in this Monthly Operating Report.

4)	Corporate tax accounts have not been finalized and are subject to change.

5)	The Accounts Payable “Pre” balances reflects $5.4 million of additional liabilities that were scheduled in the Company’s Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court on June 4, 2009, and approximately $258,000 of liabilities that were not reflected in the Schedules of Assets and Liabilities as invoices for these liabilities were not received until after the filing.

6)	The total liabilities as of April 20, 2009 (the “Petition Date”) reported in the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court included approximately $2.9 million of unrecorded or codified liabilities for a specific supplier and this amount is not included in the balance sheets above prepared on the accrual basis of accounting.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due[1]
Receivables and Payables Agings	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
0 -30 Days	$0	$0	$0

31-60 Days	$0	$0	$0

61-90 Days	$0	$0	$0

91+ Days	$137,887	$168,217	$168,217

Total accounts receivable/payable	$137,887	$168,217	$168,217

Allowance for doubtful accounts

Accounts receivable (net)	$137,887

Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month[2]
Retail/Restaurants -
Product for resale

Distribution -
Products for resale

Manufacturer -
Raw Materials

Work-in-progress

Finished goods

Other - Explain

Inventory Reserves

TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	$0

Add -
Net purchase	$0

Direct labor	$0

Manufacturing overhead

Freight in

Other:

Provision for Excess & Obsolescence	$0

Less -
Inventory End of Month	$0

Inventory sold as part of the asset sales	$0

Personal Use

Cost of Goods Sold	$0

Method of Inventory Control
Do you have a functioning perpetual inventory system?
                Yes ☑           No ☐
How often do you take a complete physical inventory?
Weekly
Monthly
Quarterly
Semi-annually
Annually                    X

Date of last physical inventory was	performed on March 15, 2008.

Date of next physical inventory is	No longer required[2]
Inventory Valuation Methods
Indicate by a checkmark method of inventory used.
Valuation methods -
FIFO cost

LIFO cost

Lower of cost or market                        X
Retail method

Other

  Explain

Footnotes:          _______________________________________
                             _______________________________________
                             _______________________________________

1)	Of the $168K in past due accounts payable balances as of January 31, 2010, all amounts relate to invoices that have yet to be approved by the US Bankruptcy Court for payment.

2)	The last complete physical count was conducted on March 15, 2008. Since then, the Company developed a cycle count program that was performed on a quarterly basis. The cycle count program was approved and reviewed by its former auditor. However, the cycle count program has been stopped since April 20, 2009 (the “Petition Date”) due to a lack of resources post filing. During July and August 2009, the Company entered into separate asset purchase agreements with each of Murata, Crossing, and PEER, in which the Company’s inventory was sold to these entities. As result of the transactions, the Company no longer has an inventory balance and does not anticipate having inventory in future periods.

Schedule C
Real Property

Description	Cost	Market Value
None

Total	$0	$0

Schedule D1
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Machinery & Equipment
Tooling

Engineering Equipment

Marketing Equipment

Marketing Evaluation/Demo Unit

Field Service Equipment

Total

Furniture & Fixtures and Office Equipment -
Furniture & Fixtures

Computer Hardware

Computer Software

Total

Office Equipment -

Total	$0	$0

Leasehold Improvements -
Leasehold Improvements

Total

Vehicles -
Company Vehicle

Total

Footnotes:

1)	During July and August 2009, the Company entered into separate asset purchase agreements with each of Murata, Crossing, and PEER, in which the Company’s assets were sold to these entities. As result of the transactions, the Company no longer has any property, plant, & equipment balance and does not anticipate having any in future periods.

Schedule E1
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes
State and Local	$0	$0	$0	$0	$0

Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount[2]	Amount (b)
Secured claims[2] (a)	$77,000,000

Priority claims other than taxes[3]	N/A

Priority tax claims[3]	N/A

General unsecured claims	$9,454,126

(a)	List total amount of claims even if under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H4
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank

Account Type

Account No.

Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts	(see attached reconciliation)
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Footnotes:

1)	Obtained from Schedule of Assets and Liabilities and related amendments as filed with the U.S. Bankruptcy Court.

2)	Secured claims total of $77 million was obtained from the Schedule of Assets and Liabilities and represents guarantees made by the Company as defined in the Creditor Agreement dated July 27, 2007. As the secured claims are not directly held by the Company, these amounts are not presented in the Company’s balance sheet.

3)	Priority claims are listed as “N/A” as the Company did not identify any priority claims during its preparation of the Schedules of Assets and Liabilities.

4)	See attachments 1 and 2 for bank reconciliations and associated bank statements.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 01/31/10

	Actual	Cumulative
	Current Month	(Case to Date)
Cash Receipts
1 Rent/Leases Collected	$0	$0

2 Cash Received from Sales	$0	$17,870,296

3 Interest Received	$2,076	$14,727

4 Borrowings	$0	$0

5 Funds from Shareholders, Partners, or Other Insiders	$0	$0

6 Capital Contributions	$0	$0

7 Receipts from Subsidiaries	$0	$2,431,872

8 Other Receipts	$144,740	$1,039,632

9 Net receipts from settlement of forward contracts	$0	$41,379

10 Receipts from sale of equipment	$0	$87,170

11 Receipts from sale of assets to Peer and Crossing[1]	$0	$14,000,059

12 Total Cash Receipts	$146,816	$35,485,135

Cash Disbursements
13 Payments for Inventory & Manufacturing Services	$0	$5,769,221

14 Selling	$0	$0

15 Administrative	$161,953	$1,775,278

16 Capital Expenditures	$0	$0

17 Principal Payments on Debt	$0	$0

18 Interest Paid	$0	$0
Rent/Lease:

19 Personal Property	$0	$0

20 Real Property	$3,970	$799,966

Amount Paid to Owner(s)/Officer(s)
21 Salaries	$0

22 Draws	$0	$0

23 Commissions/Royalties	$0	$0

24 Expense Reimbursements	$0

25 Other	$0	$0

26 Salaries/Commissions (less employee withholding)	$0	$3,840,214

27 Management Fees	$0	$0

Taxes:	$0
28 Employee Withholding	$0	$1,545,671

29 Employer Payroll Taxes	$0	$339,289

30 Real Property Taxes	$0	$0

31 Other Taxes	$85	$44,713

32 Other Cash Outflows:

Payments to Board of Directors	$0	$132,150

33 Payment to Gelco	$0	$215

34 Bank charges	$0	$4,810

35 Professional fees[2]	$365,604	$5,090,356

36 Employee Advances	$0	$127,700

37 Insurance Premiums and Claims related to Employee Benefits	$3,742	$1,280,301

38 Payments to Crossing, Murata, and PEER	$0	$772,916

39 Total Cash Disbursements:	$535,353	$21,522,801

40 Net Increase (Decrease) in Cash	$(388,537)	$13,962,334

41 Cash Balance, Beginning of Period	$17,476,663	$3,125,792

42 Cash Balance, End of Period	$17,088,126	$17,088,126

Footnotes:

1)	During July and August 2009 the Company entered into separate asset purchase agreements with each of Murata, PEER, and Crossing. As a result, the Company received approximately $5.5 million in net cash proceeds from Murata and $1.9 million from PEER in August 2009, and it received $6.5 million in net cash proceeds in September 2009 from Crossing and $0.1 million in September 2009 from PEER.

2)	During January 2010, payments of approximately $366K were issued to professionals under the Interim Compensation Order, all of which related to restructuring professionals.

Tax Affidavit
Monthly Operating Report for Month Ending January 2010
For the period beginning Friday, January 01, 2010 and ending Sunday, January 31, 2010
To the best of my knowledge, Asyst Technologies, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

2/17/2010 Date	/s/ Paula C. LuPriore
Paula C. LuPriore, Executive Vice President, COO and CRO

Attachment 1 — Bank Accounts &
Reconciliations

Asyst Technologies Inc. — ATI Fremont
Bank Balance by bank account

							USD
			USD				1/31/10
			1/31/10		Deposits in		Book Ending Bal
Entity	Bank	Account Type	Bank Ending Bal	O/S Checks	Transit	Other	(GL Bal)
Asyst Technologies, Inc.	Comerica Bank — California	USD - Payroll	—	—	—	—	—
Asyst Technologies, Inc.	Comerica Bank — California	USD - Checking	—	—	—	—	—
Asyst Technologies, Inc.	Union Bank	USD - Checking	14,033,680	—	—	—	14,033,680
Asyst Technologies, Inc.	Comerica Bank — California	USD - Checking	—	(387,584)	—	—	(387,584)
Asyst Technologies, Inc.	Comerica Bank — California	USD - Checking / Sweep	3,054,446	—	—	—	3,054,446
Asyst Technologies, Inc.	Petty Cash	Petty Cash	28	—	—	—	28
			17,088,154	(387,584)	—	—	16,700,569

Attachment 2 — Bank Statements

STATEMENT OF ACCOUNTS	Page 1 of 1
ASYST TECHNOLOGIES INC
Statement Number:
01/01/10-01/29/10

UNION BANK SPECIALIZED DEPOSITS 218 POST OFFICE BOX 513840 LOS ANGELES CA 90051-3840	Customer Inquiries 800-669-8661

Thank you for banking with us since 2009

ASYST TECHNOLOGIES INC CHAPTER 11 DEBTOR IN POSSESSION CASE #09-43246 P O BOX 4118 SANTA CLARA CA 95056
▪	Save money, reduce trips to the bank and get credit for deposits sooner with Remote Deposit from Union Bank. You can scan, review and securely transmit your deposits right from your place of business. At Union Bank, you can benefit from same-day ledger credits for deposits scanned until 8 p.m. PT. To learn more, call your Relationship Manager, contact Global Treasury Management Sales at 800-883-0285 or view our demo at unionbank.com/remotedeposit.

Business MoneyMarket Account Summary	Account Number:
Days in statement period: Days in statement period: 29

Balance on 1/1		$14,032,942.87	Interest
Total Credits		2,076.07	Paid this period	$2,076.07
Other credits (1)	2,076.07		Paid year-to-date	$2,076.07
Total Debits		-1,339.07	Interest Rates
Other debits (1)	-1,339.07		1/4/10-1/29/10	0.15%

Balance on 1/29		$14,033,679.87
CREDITS
Other credits and adjustments

Date	Description/Location	Reference	Amount
1/29	INTEREST PAYMENT		$2,076.07
DEBITS
Other debits, fees and adjustments

Date	Description	Reference	Amount
1/25			$1,339.07
Daily Ledger Balance

Date	Ledger Balance	Date	Ledger Balance
1/4-1/24	$14,032,942.87	1/29	$14,033,679.87
1/25-1/28	14,031,603.80

Statement Of Account

80948

ASYST TECHNOLOGIES INC DEBTOR IN POSSESSION CASE NUMBER 09-43246 P.O. BOX 4118 SANTA CLARA CA 95056
Account summary

Beginning balance on January 1, 2010	$3,443,719.96

Plus deposits
Paper deposits	$144,740.30

Less withdrawals
Electronic (EFT) withdrawals	$-1,954,02

Fees and service charges	$-993.78

Transfers to other accounts	$-531,066.37

Ending balance on January 31, 2010	$3,054,446.09
Commercial Checking statement
January 1, 2010 to January 31, 2010
Account number
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
The FDIC Charge for this statement period for this account is $0.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
January 1, 2010 to January 31, 2010
Commercial Checking account details:
Paper deposits this statement period

		Reference numbers				Reference numbers
Date	Amount($)	Customer	Bank	Date	Amount($)	Customer	Bank
Jan 07	1,555.55			Jan 20	84,938.68
Jan 13	57,901.26			Jan 29	344.81
Total Paper Deposits: $144,740.30
Total number of Paper Deposits: 4
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank
Jan 08	-565.82
Jan 22	-1,388.20
Total Electronic Withdrawals: -$1,954.02
Total number of Electronic Withdrawals: 2
Fees and service charges this statement period

			Bank
			reference
Date	Amount ($)	Activity	number
Jan 14	-993.78	Service Charge
Total Fees and Service Charges: -$993.78
Total number of Fees and Service Charges: 1
Transfers to other accounts this statement period

			Bank
			reference
Date	Amount ($)	Activity	number
Jan 04	-358,049.54
Jan 05	-7,959.00
Jan 06	-4,797.00
Jan 07	-4,450.87
Jan 08	-6,150.00
Jan 11	-9,844.50
Jan 12	-12,321.40
Jan 13	-32,832.00
Jan 14	-2,988.75
Jan 15	-436.75
Jan 19	-730.00
Jan 20	-3,564.00
Jan 21	-26,892.00
Jan 25	-5,663.25
Jan 26	-40,519.62
Jan 27	-5,367.75
Jan 28	-7,089.94
Jan 29	-1,410.00
Total Transferred to Other Accounts: -$531,066.37
Total number of Transfers to Other Accounts: 18

Statement Of Account
Commercial Checking statement
January 1, 2010 to January 31, 2010
Commercial Checking:

Lowest daily balance
Your lowest daily balance this statement period was $3,041,137.38 on January 12, 2010.
PLEASE EXAMINE THIS STATEMENT PROMPTLY
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica Visa® Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A. List any deposits not shown on this statement	B. List all checks and other withdrawals not shown on this statement	Enter Balance from last date on this statement	$

Date	Amount	Check Number	Amount
				Plus Total A	+$

				Equals	=$

				Minus Total B	-$

				Equals Your Current Balance	=$

Total A: $		Total B:	$
In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
–	tell us your name and account number;

–	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information;

–	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

Statement Of Account

80948

ASYST TECHNOLOGIES INC ACCOUNTS PAYABLE P.O. BOX 4118 SANTA CLARA CA 95056

Account summary

Beginning balance on January 1, 2010	$0.00

Plus deposits
Transfers from other accounts	$531,066.37

Less withdrawals
Checks	-$531,066.37

Ending balance on January 31, 2010	$0.00
Commercial Checking statement
January 1, 2010 to January 31, 2010
Account number
Number of items enclosed: 1
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
The FDIC Charge for this statement period for this account is $0.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Statement Of Account
Commercial Checking statement
January 1, 2010 to January 31, 2010
Commercial Checking:
Checks paid this statement period (continued)
*	This symbol indicates a break in check number sequence

#	This symbol indicates an original item not enclosed

@	This symbol indicates a break in check number sequence and an original item not enclosed

			Bank				Bank
Check			reference	Check		Date	reference
number	Amount ($)	Date paid	number	number	Amount ($)	paid	number
@1569	-390.00	Jan 25		#1571	-162.00	Jan 25
#1570	-3,255.00	Jan 25		@1573	-190.62	Jan 26
Total checks paid this statement period: -$531,066.37
Total number of checks paid this statement period: 56

Lowest daily balance
Your lowest daily balance this statement period was $0.00 on January 1, 2010.

Commercial Checking statement
January 1, 2010 to January 31, 2010
Commercial Checking account details:
Transfers from other accounts this statement period

			Bank
			reference:
Date	Amount ($)	Activity	number
Jan 04	358,049.54
Jan 05	7,959.00
Jan 06	4,797.00
Jan 07	4,450.87
Jan 08	6,150,00
Jan 11	9,844.50
Jan 12	12,321.40
Jan 13	32,832.00
Jan 14	2,988.75
Jan 15	436.75
Jan 19	730.00
Jan 20	3,564.00
Jan 21	26,892.00
Jan 25	5,663.25
Jan 26	40,519.62
Jan 27	5,367.75
Jan 28	7,089.94
Jan 29	1,410.00
Total Transferred from Other Accounts: $531,066.37
Total number of Transfers from Other Accounts: 18
Checks paid this statement period
*	This symbol indicates a break in check number sequence

#	This symbol indicates an original item not enclosed

@	This symbol indicates a break in check number sequence and an original item not enclosed

			Bank
Check		Date	reference
number	Amount ($)	paid	number
# 1399	-171.00	Jan 14
@ 1457	-598.50	Jan 14
@ 1474	-1,950.00	Jan 08
@ 1482	-150.00	Jan 25
@ 1493	-81.74	Jan 04
# 1494	-45.00	Jan 06
# 1495	-4,200.00	Jan 08
@ 1498	-1,057.65	Jan 12
# 1499	-730.00	Jan 19
@ 1502	-1,407.00	Jan 04
@ 1505	-4,752.00	Jan 06
@ 1507	-655.50	Jan 14
# 1508	-450.00	Jan 25
@ 1510	-13.10	Jan 04
@1513	-2,444.87	Jan 07
@1517	-7,959.00	Jan 05
@1520	-64,865.09	Jan 04
@1522	-5,067.00	Jan 11
@ 1524	-40,693.48	Jan 04
# 1525	-58,525.58	Jan 04
# 1526	-50,975.04	Jan 04
# 1527	-12,457.15	Jan 04
# 1528	-5,646.03	Jan 04
@ 1530	-44,415.32	Jan 04
# 1531	-37,500.00	Jan 04
# 1532	-37,500.00	Jan 04
# 1533	-3,970.01	Jan 04
@ 1536	-2,006.00	Jan 07
@ 1538	-120.00	Jan 14
# 1539	-1,084.75	Jan 12
# 1540	-429.00	Jan 12
# 1541	-50.00	Jan 15
# 1542	-9,750.00	Jan 12
# 1543	-1,102.50	Jan 11
# 1544	-26,892.00	Jan 21
# 1545	-3,564.00	Jan 20
# 1546	-3,675.00	Jan 11
# 1547	-351.75	Jan 15
# 1548	-1,443.76	Jan 14
# 1549	-32,832.00	Jan 13
# 1550	-35.00	Jan 15
* 1552	-4,659.19	Jan 28
@ 1554	-210.00	Jan 27
# 1555	-429,00	Jan 27
# 1556	-315.00	Jan 28
@ 1558	-2,115.75	Jan 28
@1561	-1,410.00	Jan 29
@ 1563	-33,804.00	Jan 26
# 1564	-1,758.75	Jan 27
# 1565	-1,256.25	Jan 25
# 1566	-6,525.00	Jan 26
# 1567	-2,970.00	Jan 27

Commercial Checking statement
January 1, 2010 to January 31, 2010
Commercial Checking:
PLEASE EXAMINE THIS STATEMENT PROMPTLY
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica Visa® Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A. List any deposits not shown on this statement		B. List all checks and other withdrawals not shown on this statement		Enter Balance from last date on this statement	$

Date	Amount	Check Number	Amount
				Plus Total A	+$

				Equals	=$

				Minus Total B	-$

				Equals Your Current Balance	=$

Total A: $		Total B: $
In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
—	tell us your name and account number;

—	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information;

—	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

Statement Of Account

80948

ASYST TECHNOLOGIES INC PAYROLL ACCOUNT DEBTOR IN POSSESSION CASE NUMBER 09-43246 P.O. BOX 4118 SANTA CLARA CA 95056

Account summary

Beginning balance on January 1, 2010	$0.00

Ending balance on January 31, 2010	$0.00

Lowest daily balance
Your lowest daily balance this statement period was $0.00 on January 1, 2010.
Commercial Checking statement
January 1, 2010 to January 31, 2010
Account number
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
The FDIC Charge for this statement period for this account is $0.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
January 1, 2010 to January 31, 2010
Commercial Checking:
PLEASE EXAMINE THIS STATEMENT PROMPTLY
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica Visa® Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A. List any deposits not shown on this statement		B. List all checks and other withdrawals not shown on this statement		Enter Balance from last date on this statement	$

Date	Amount	Check Number	Amount
				Plus Total A	+$

				Equals	=$

				Minus Total B	-$

				Equals Your Current Balance	=$

Total A: $		Total B: $
In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
–	tell us your name and account number;

–	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information;

–	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC